UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 28, 2017

AT&T INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-8610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas	75202
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (210) 821-4105

________           __________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders

Annual Meeting of Stockholders

      The 2017 Annual Meeting of the stockholders of AT&T Inc. was held on April 28, 2017, in Dallas, Texas. Stockholders representing 5,039,795,505 shares, or 82.03%, of the common shares outstanding as of the February 28, 2017, record date were present in person or were represented at the meeting by proxy.  Final voting results are shown below.

      Each matter was determined by a majority of votes cast, except that the advisory approval of executive compensation and the advisory approval of the frequency of the vote on executive compensation were non-binding proposals and for each proposal, the preference of the stockholders was determined by the choice receiving the greatest number of votes.

Election of Directors
The following Directors were elected by the affirmative vote of a majority of the votes cast:
Nominees for Director	Votes Cast For		Votes Cast Against		Abstain	Broker Non-Votes
	Number	% of Votes Cast	Number	% of Votes Cast
Randall L. Stephenson	3,257,004,810	92.23	274,344,081	7.77	40,564,579	1,467,911,747
Samuel A. Di Piazza, Jr.	3,467,518,524	97.69	81,886,998	2.31	22,512,446	1,467,911,747
Richard W. Fisher	3,514,834,134	99.02	34,674,171	0.98	22,406,897	1,467,911,747
Scott T. Ford	3,448,488,502	97.16	100,965,133	2.84	22,458,145	1,467,911,747
Glenn H. Hutchins	3,521,463,322	99.21	28,011,515	0.79	22,437,640	1,467,911,747
William E. Kennard	3,493,848,168	98.44	55,391,132	1.56	22,691,097	1,467,911,747
Michael B. McCallister	3,431,753,611	96.68	117,709,442	3.32	22,465,499	1,467,911,747
Beth E. Mooney	3,519,970,224	99.14	30,687,519	0.86	21,263,377	1,467,911,747
Joyce M. Roché	3,351,995,376	94.42	198,222,603	5.58	21,693,019	1,467,911,747
Matthew K. Rose	3,419,588,877	96.34	129,748,708	3.66	22,582,599	1,467,911,747
Cynthia B. Taylor	3,160,231,078	89.00	390,546,633	11.00	21,131,579	1,467,911,747
Laura D'Andrea Tyson	3,438,087,984	96.86	111,399,661	3.14	22,428,559	1,467,911,747
Geoffrey Y. Yang	3,519,395,715	99.16	29,823,897	0.84	22,702,522	1,467,911,747

Proposals Submitted by Board of Directors
The ratification of the appointment of Independent Auditors received the affirmative vote of a majority of the votes cast and was passed.  The advisory approval of executive compensation and the advisory approval of the frequency of the vote on executive compensation are non-binding, and the preference of the stockholders was determined by the choice that received the greatest number of votes.

Proposal	Votes Cast For		Votes Cast Against		Abstain	Broker Non-Votes
	Number	% of Votes Cast	Number	% of Votes Cast
Ratification of appointment of Independent Auditors.	4,840,378,086	96.63	168,894,199	3.37	30,544,845	NA
Advisory approval of executive compensation.	3,204,638,948	90.88	321,675,207	9.12	45,570,101	1,467,961,747

Proposal	Votes Cast For 3 Years		Votes Cast For 2 Years		Votes Cast 1 Year		Abstain	Broker Non-Votes
	Number	% of Votes Cast	Number	% of Votes Cast	Number	% of Votes Cast
Advisory approval of the frequency of the vote on executive compensation (1)	474,207,306	13.42	34,819,130	0.99	3,023,706,256	85.59	38,750,636	1,467,961,747
(1)	The company has determined to submit the advisory stockholder vote on executive compensation to stockholders on an annual basis.

Proposals Submitted by Stockholders
The following proposals failed to receive the affirmative vote of the majority of votes cast and were defeated.
Proposal	Votes Cast For		Votes Cast Against			Broker Non-Votes
	Number	% of Votes Cast	Number	% of Votes Cast	Abstain
Prepare Political Spending Report.	1,031,765,113	30.00	2,407,055,771	70.00	133,041,522	1,467,911,747
Prepare Lobbying Report.	1,219,770,800	35.47	2,218,723,464	64.53	133,390,486	1,467,911,747
Modify Proxy Access Requirements	1,066,647,124	30.43	2,438,415,184	69.57	66,840,334	1,467,911,747
Reduce Vote Required for Written Consent	1,506,460,910	42.91	2,003,975,079	57.09	61,455,988	1,467,911,747

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.
Date: May 4, 2017	By:	/s/ Stacey Maris
Stacey Maris
Senior Vice President - Assistant General Counsel and Secretary